EXHIBIT "D"

                                     LIST OF
           ALLOWED* PREPETITION SELLING DEBENTURE CLAIMS AS UNIFORMLY CALCULATED BY THE TRUSTEE IN THE COMPROMISE PLAN (CLASS 5)



*  Unless indicated as disputed


CLAIMANT                                      CLAIM #     EXPLAN.        CLAIM
                                                           NOTES         AMOUNT
=========================================== =========== =========== ================
Alaska Teamsters Employees Pension Plan        3320                      $94,900.00
Alvarez, James                                 3537          I            $3,862.50
Anchor National Life Insurance Co              4548                     $128,500.00
Anderson, Sarah Ann Watson                     2820                      $11,250.00
Andrews, Dean C.                               2391                       $2,600.00
Arum, Barbara (b)                              1564                       $1,875.00
Associated Bank FBO Anton G. Stepanek          2198                      $25,000.00
  Revocable Trust *DISPUTED*                                          *DISPUTED*
Astor, Michael a/c Fund Micky (b)              2423                       $6,450.00
Ball, George J. (profit sharing trust)         0940                       $9,300.00
Bank of America NT and SA *DISPUTED*           3329                      $31,500.00
                                                                      *DISPUTED*
Barnes Lee M. & James A.                       0446                       $7,796.58
Beazley, James W & Patricia Ann (b)            1791                           $0.00
Begley, Sarah (a)                              2910                      $19,000.00
Bielun, John                                   2144                       $9,700.00
Bingham, Carlton Reed TTEE Living Trust (B-1)  2068                       $1,127.77
Bird, Ronald J.                                3481                       $1,300.00
Boeselagez, August C Von (b)                   4385                       $2,225.00
Bosworth, Charles F. Trust                     2821                      $22,000.00


                                   EXHIBIT "D"

                                     LIST OF
           ALLOWED* PREPETITION SELLING DEBENTURE CLAIMS AS UNIFORMLY CALCULATED BY THE TRUSTEE IN THE COMPROMISE PLAN (CLASS 5)



*  Unless indicated as disputed


CLAIMANT                                      CLAIM #     EXPLAN.             CLAIM
                                                           NOTES              AMOUNT
=========================================== =========== ===========      ================
Byrn, Jane M                                    3754                              $0.00
Byrn, Jane M.                                   4481         B                $2,025.00
Carter, Carla J.                                1335                          $1,050.00
Case Pomeroy & Co Pension Trust (b)             2806                          $6,400.00
Cashman, Jim Co. Pension Plan (b)               1716                          $4,200.00
Cashman, Jim Co. Profit Sharing Plan (a)        1716                          $4,200.00
Charles Cole Memorial Hospital                  2901                         $13,000.00
Chestter & Robbins Money Purchase Pens Plan     3336                          $7,000.00
Cincinnati Insurance Company                    1698                        $288,750.00
Conley, Jeannine W. (b)                         2446                            $440.00
Currier, Lavinia M. (b)                         3472                        $121,562.50
Currier, Michael S. (b)                         3602                        $112,125.00
Dablam Fund A. (b)                              2784                          $8,400.00
Dodge Corp                                      3335                          $7,000.00
Douglas, Richard (b)                            2430                          $2,150.00
Ducommun, Wayne W. & Geraldine R. (d)           0554                          $1,857.00
Ely, Elizabeth T.                               2895                         $10,000.00
Farrell Dist. Corp. Pension Plan a/c F8 (b)     2432                          $8,600.00
Farrell Profit Sharing Plan a/c FA (b)          2431                          $2,150.00


                                   EXHIBIT "D"

                                     LIST OF
           ALLOWED* PREPETITION SELLING DEBENTURE CLAIMS AS UNIFORMLY CALCULATED BY THE TRUSTEE IN THE COMPROMISE PLAN (CLASS 5)



*  Unless indicated as disputed


CLAIMANT                                      CLAIM #     EXPLAN.        CLAIM
                                                           NOTES         AMOUNT
=========================================== =========== =========== ================
Fick, A. Wayne                                 1969                       $4,854.10
First Hawaiian Bank                            1067                      $83,950.00
First Presbyterian Church of Stamford          2847                       $1,800.00
Foster & Foster                                1047                       $4,464.50
Foster, Lawrence T. (b)                        0893          B            $6,710.00
Franklin Convertible Sec Fund                  3364                      $25,500.00
Fry, Eric J. (b)                               2456                       $2,205.00
Fry, Robert P. IRA (b)                         2482                           $0.00
Fuelship & Co., nom Zeneca Holdings Pens Trust 3061          B          $111,938.00
Gannett Retirement Master Tr                   3326                      $80,770.00
Genasci, Donald B. Trust                       2822                       $9,500.00
Gerald Stein IRA                               3331                       $3,500.00
Goodman, John B. Jr.                           4303                           $0.00
Goodman Trust Fund                             3342                       $8,100.00
Grace Brothers, Ltd                            3111                      $42,443.00
Green, Melvin C. & Eleanor                     2189                       $6,150.00
Guy Warner Vaughan Rev. Liv TR                 3330                       $7,000.00
Hardy, Charles R.                              1504                       $1,075.00
Harper, Prudence O.                            2800                      $10,000.00

                                   EXHIBIT "D"

                                     LIST OF
           ALLOWED* PREPETITION SELLING DEBENTURE CLAIMS AS UNIFORMLY CALCULATED BY THE TRUSTEE IN THE COMPROMISE PLAN (CLASS 5)



*  Unless indicated as disputed


CLAIMANT                                      CLAIM #     EXPLAN.        CLAIM
                                                           NOTES         AMOUNT
=========================================== =========== =========== ================
Haviland, Theodore 2nd Trust                   2801                       $9,500.00
Hedgepeth, Paul L. & Donna J.                  3076                         $975.00
Hemingway, Henry S.                            1353                       $5,362.50
Hennings, Donald A. Trustee (b)                0799                      $66,000.00
Hensel, Margery F. Trust                       2814                       $3,395.00
Hexon Financial Services                       3328                      $73,500.00
Hibben Corp                                    3334                       $3,500.00
Hilden, Kenneth & Isabel                       1040                           $0.00
ICI Amercas Pension Tr                         3324                     $128,000.00
Ingber, Howard L                               2412                       $6,549.50
Jensen, Brent I (b)                            2256                       $1,045.06
Jeude, William W. Guardian FBO Arthur R.
  Nelson                                       2467                       $6,500.00
Jeude, William W. Profit Sharing (b)           2475                         $825.00
Johnson, Rollie                                3555                         $225.00
Kelleher, Dennis J                             1803                       $2,406.00
Key Trust Co. of Ohio, N.A. (b)                None                      $30,987.00
*SETTLEMENT PENDING*
Kilborn, Peter T.                              2881                       $6,000.00
Langren, Donald E. & Jacqueline                1337                       $3,650.00

                                   EXHIBIT "D"

                                     LIST OF
           ALLOWED* PREPETITION SELLING DEBENTURE CLAIMS AS UNIFORMLY CALCULATED BY THE TRUSTEE IN THE COMPROMISE PLAN (CLASS 5)



*  Unless indicated as disputed


CLAIMANT                                      CLAIM #     EXPLAN.        CLAIM
                                                           NOTES         AMOUNT
=========================================== =========== =========== ================
Li-Cor, Inc.                                   0883          I            $5,115.00
Lince Tr for Kathryn                           2874                       $6,150.00
Lince Trust for Sarah                          2873                       $6,150.00
Lince, Jean W.                                 2802                      $14,600.00
Mandelbaum, Jill B. (b)                        1926                         $825.00
Marfuel, S. A.                                 2872                      $10,000.00
Margol, Wilbur & Marilyn                       3333                       $3,500.00
Martin, Benjamin O. (b)  *DISPUTED*            4118                      $13,800.00
                                                                     *DISPUTED*
Martin, Eleanor L.                             1143                       $2,350.00
McDonald, Willis IV.                           2869                       $9,625.00
Meyer, Sharon A (b)                            1770                       $9,725.00
Mitchell, Margaret & Thomas                    2791                       $4,000.00
Morgan, Saul                                   3332                       $3,500.00
National Gardening Assoc. a/c NGA(b)           2429                       $2,150.00
Nelson, Garnold S. & Margaret R                1027                      $23,000.00
New Cycle Foundation (b)                       3601                     $156,500.00
Nutt, Paul R.                                  0513                       $5,605.00
Nutt, Paul R.                                  3864                           $0.00

                                   EXHIBIT "D"

                                     LIST OF
           ALLOWED* PREPETITION SELLING DEBENTURE CLAIMS AS UNIFORMLY CALCULATED BY THE TRUSTEE IN THE COMPROMISE PLAN (CLASS 5)



*  Unless indicated as disputed


CLAIMANT                                      CLAIM #     EXPLAN.        CLAIM
                                                           NOTES         AMOUNT
=========================================== =========== =========== ================
Oliver, Andrew Jr.                             2803                      $10,000.00
Oliver, Louise V. Trust                        2785                       $9,500.00
Oregon Equity Fund                             3321                     $510,250.00
Peragrine Financial (b)                        2428                       $2,150.00
Peterson, Nancy                                3544                       $1,975.00
Pletscher, John N. & Jeanne G.                 1033                           $0.00
Pletscher, John N. & Jeanne G. (b)             3110                       $2,700.00
Pletscher, Robert D.                           0331                       $1,946.92
Putney School (b)                              4606                      $26,187.50
Sacharuna Foundation (b)                       3603                     $156,500.00
Sage, Donald A.                                1058                       $2,850.00
Saif Corporation                               3322                     $528,000.00
Sawyer, Frank D. (Family Trust) (a)            0836          I            $3,155.00
School, Potney (b)                             2427                      $26,187.50
Skowhegan School General Funds                 1830                      $33,250.00
Spelker, Steven W.                             1678                       $1,050.00
State of Delaware                              4407                           $0.00
State of Delaware - Pecks Management           4408                     $360,843.75
State of Delaware Retirement                   3323          B          $128,000.00

                                   EXHIBIT "D"

                                     LIST OF
           ALLOWED* PREPETITION SELLING DEBENTURE CLAIMS AS UNIFORMLY CALCULATED BY THE TRUSTEE IN THE COMPROMISE PLAN (CLASS 5)



*  Unless indicated as disputed


CLAIMANT                                      CLAIM #     EXPLAN.        CLAIM
                                                           NOTES         AMOUNT
=========================================== =========== =========== ================
Steele, Helen L.                               2778                      $10,250.00
Stiffel, Jules N. (b)                          2812                       $4,200.00
Stout, C. Fred, Jr. & Elizabeth F. (b)         1049                         $700.00
Stout, C. Fred, Jr. & Elizabeth F. (b)         4066                           $0.00
Straley, Kathy A. (b)                          0911                         $941.72
Stransky, John P. & JoAnn                      2217          B              $750.00
Sutherland, John C. (b)                        0334                      $10,650.00
Tapper, Mayer S.                               0947                      $11,000.00
Taylor, Russell C.                             2039                      $10,250.00
Thomas, Norman C.                              4446                         $955.13
Thompson, Elizabeth W.                         2776                      $16,400.00
Thomson, Elizabeth cust James L. Thomson       2775                       $6,150.00
Thone, Harlan                                  4110                       $1,470.00
Tubis, Harry & Celia (b)                       2196                         $825.00
U.S. Bank of Oregon Trustee Edna M. Avio       3613                       $6,897.50
U.S. Bank of Oregon Trustee Walter A. Hummel   3616                       $2,187.50
U.S. Bank of Oregon Trustee Gran Center for    3622          B            $2,777.50
 Study/Research
U.S. Bank of Oregon Trustee Custodian for      3623                       $3,157.50
 Corp. Catholic

                                   EXHIBIT "D"

                                     LIST OF
           ALLOWED* PREPETITION SELLING DEBENTURE CLAIMS AS UNIFORMLY CALCULATED BY THE TRUSTEE IN THE COMPROMISE PLAN (CLASS 5)


*  Unless indicated as disputed


CLAIMANT                                      CLAIM #     EXPLAN.        CLAIM
                                                           NOTES         AMOUNT
=========================================== =========== =========== ================
U.S. Bank of Oregon Trustee Blount             3624                      $1,015.00
  Retirement Plan
U.S. Bank of Oregon Trustee Omark Indust.      3625                      $1,960.00
  Retirement Fund
U.S. Bank of Oregon Trustee Willamette         3627          H           $7,521.25
  University
U.S. Bank of Oregon in its Capacity as Trustee 3607                      $2,365.00
for its Collective Small Funds - Small Comp.
  Value Retirement Fund (a)
U.S. Bank of Oregon Trustee Oregon Comm.(a)    3611                      $1,335.00
U.S. Bank of Oregon  Trustee Funds Foundation  3615                      $5,590.00
  Equity Trust (a)
U.S. Bank of Oregon, Trustee W. Hawkins, M.    3631                     $10,300.00
  Jones et al, Jones Fd.
Van Fossen, James W.                           3034                          $0.00
Van Fossen & Clough, Inc.                      4112                        $975.00
Wachovia Bank of Georgia - Colonial Pipeline   2335          B         $102,600.00
  Company Retirement Plan
Wachovia Bank of Georgia - Southern Education  2336                          $0.00
  Foundation *DISPUTED*                                              *DISPUTED*
Wachovia Bank of North Carolina - Blue Bell    2337                     $74,500.00
  Salaried Pension Plan
Wachovia Bank of North Carolina - Blue Bell    2339                     $74,500.00
  Savings
Warburg Pincus                                 2030                     $53,900.00

                                   EXHIBIT "D"

                                     LIST OF
           ALLOWED* PREPETITION SELLING DEBENTURE CLAIMS AS UNIFORMLY CALCULATED BY THE TRUSTEE IN THE COMPROMISE PLAN (CLASS 5)


*  Unless indicated as disputed


CLAIMANT                                      CLAIM #     EXPLAN.        CLAIM
                                                           NOTES         AMOUNT
=========================================== =========== =========== ================
Warburg Pincus                                 2031                     $8,800.00
Warburg Pincus                                 2032                    $18,800.00
Warburg Pincus                                 2033                   $159,375.00
Warburg, Pincus                                2029                     $7,800.00
Warner, Virginia a/c 27706 (b)                 2424                    $21,500.00
Watson, Gavin W.                               2805                    $10,000.00
Watson, Richard                                2804                    $10,000.00
Whitehouse, Carol C.                           1957                     $8,854.00
Willtrust, a partnership                       2978                    $34,243.96
Wilmington Trust Company (Trustee) (c)         4515                     $2,150.00
Winner, Jacqueline A.                          3548                       $200.00
Woodrow, Mary                                  3036                     $2,120.00
Woody, Bernard L. (b)                          2723                       $654.00
Woolstoncroft, Dean C. & Jeanette (b)          2586                       $617.50
Wright, Catherine D. (b)                       0487                     $7,927.25
Yale Converts/Froley Revy (a)                  3327                   $792,500.00
Yoder, Earl M. (a)                             3135                         $0.00
Yoder, Earl M. (a)                             4582                    $13,000.00
Young, James F. & Susan A.                     1237                     $1,320.00

                                   EXHIBIT "D"

                                     LIST OF
           ALLOWED* PREPETITION SELLING DEBENTURE CLAIMS AS UNIFORMLY CALCULATED BY THE TRUSTEE IN THE COMPROMISE PLAN (CLASS 5)


*  Unless indicated as disputed


CLAIMANT                                      CLAIM #     EXPLAN.        CLAIM
                                                           NOTES         AMOUNT
=========================================== =========== =========== ================

Youngman, Bruce (b)                            0909                      $17,300.00
                                                                    ---------------
                       TOTAL:                                         $5,362,101.49
                                                                    ================




-------------------------------------------

A    Claim has been assigned to Access Capital.
B    Claim has been assigned to Argo Partners.
C    Claim has been assigned to Comac International NV
D    Claim has been assigned to Debt Acquisition Company of America
E    Claim has been assigned to Comac Partners LPE
F    Claim has been assigned to Riverside Contracting Corporation
G    Claim has been assigned to Credit Research
H    Claim has been assigned to KIA Factors
I    Claim has been assigned to BP Investment Recovery Partners
J    Claim has been assigned to NationsBanc Montgomery Securities